                                                                 EXHIBIT 10(h)


                 CREDIT AGREEMENT (this "Agreement"), dated as of November 1, 1995 between METROMEDIA INTERNATIONAL GROUP, INC. (formerly known as The Actava Group Inc.), a Delaware corporation (the "Borrower"), and CHEMICAL BANK, a New York banking corporation, as lender (the "Lender").

         WHEREAS, pursuant to the Amended and Restated Agreement and Plan of Merger dated as of September 27, 1995 (as amended, supplemented or otherwise modified from time to time, the "Merger Agreement"), the Borrower, the Guarantor, Orion Pictures Corporation ("Orion"), MCEG Sterling Incorporated ("Sterling"), OPC Merger Corp. and MITI Merger Corp. have agreed to certain mergers (the "Mergers") as more particularly described in the Joint Proxy Statement of the Borrower, the Guarantor, Orion and Sterling dated September 28, 1995 (the "Proxy Statement"); and

         WHEREAS, in order to refinance indebtedness of Orion in connection with the Mergers and for other general corporate purposes of the Borrower, the Borrower has requested the Lender to make revolving credit loans to it;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                            SECTION 1.  DEFINITIONS

                 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                 "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Lender as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chemical Bank in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of
         (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the

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         average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Lender from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and " Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                 "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

                 "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, provided that an individual shall not be deemed an Affiliate of another Person solely because such individual serves as an officer or director of such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                 "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                           Eurodollar
                 ABR Loans                 Loans
                 ------------              ----------
                    1.00%                    2.00%

                 "Available Commitment": at any time, an amount equal to the excess, if any, of (a) the amount of the Lender's Commitment at such time over (b) the aggregate principal amount of all Loans made by the Lender then outstanding.

                 "Board": the Board of Governors of the Federal Reserve System of the United States.

                 "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.2 as a date on which the Borrower requests the Lender to make Loans hereunder.

                 "Business":  as defined in subsection 3.17.

                 "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                 "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                 "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000,
         (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Ratings Group (" S&P") or P-2 by Moody's Investors Service, Inc. (" Moody's") or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of such investments, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                 "C/D Assessment Rate": for any day as applied to any ABR Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.(d) (or any successor provision) to the FDIC (or any successor) for the FDIC's

         (or such successor's) insuring time deposits at offices of such institution in the United States.

                 "C/D Reserve Percentage": for any day as applied to any ABR Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

                 "Closing Date": the date on which the conditions precedent set forth in subsection 4.1 shall be satisfied.

                 "Code": the Internal Revenue Code of 1986, as amended from time to time.

                 "Collateral": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

                 "Commitment": the Lender's obligation to make Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed $35,000,000, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

                 "Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

                 "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
         Section 414 of the Code.

                 "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                 "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "Dollars" and "$": dollars in lawful currency of the United States of America.

                 "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                 "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                 "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which the Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

                 "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                 "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

                 "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                 "Form 10-Q": the Form 10-Q of the Borrower for the quarter ended September 30, 1995.

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                 "GAAP":  generally accepted accounting principles in the
         United States of America in effect from time to time.

                 "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the " primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                 "Guarantor":  Metromedia International Telecommunications, Inc.

                 "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and
         (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                 "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                 "Insolvent":  pertaining to a condition of Insolvency.

                 "Intercreditor Agreement": the Intercreditor Agreement to be entered into by Snapper, the Borrower, the Lender and the Snapper Lender substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

                 "Interest Period":  (a)  with respect to any Eurodollar Loan:

                               (i) initially, the period commencing on the
                 borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                              (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Lender not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                          (1)  if any Interest Period pertaining to a
                 Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                          (2) any Interest Period that would otherwise extend
                 beyond the Termination Date shall end on the Termination Date; and

                          (3) any Interest Period pertaining to a Eurodollar
                 Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                 "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                 "Loan":  as defined in subsection 2.1.

                 "Loan Documents": this Agreement, any Notes, the MITI Guarantee, the Mortgage, the Security Agreement, the Stock Pledge Agreement and the Intercreditor Agreement.

                 "Loan Parties":  the Borrower, the Guarantor and Snapper.

                 "Market Value": with respect to any Roadmaster Stock at any time of determination, the closing sale price on the New York Stock Exchange for such Roadmaster Stock on the Business Day preceding the date of determination.

                 "Material Adverse Effect": a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or
         (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Lender hereunder or thereunder.

                 "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                 "Mergers":  as defined in the recitals hereto.

                 "Merger Agreement":  as defined in the recitals hereto.

                 "MITI Guarantee": the reference to the guarantee to be made by the Guarantor in favor of the Lender substantially in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Mortgage": the Mortgage to be executed and delivered by Snapper in favor of the Lender, substantially in the form of Exhibit F, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                 "Non-Excluded Taxes":  as defined in subsection 2.17.

                 "Notes":  as defined in subsection 2.5.

                 "Obligations": all Indebtedness of the Borrower under or evidenced by this Agreement, or with the consent of the Borrower any refinancing thereof, or with the consent of the Borrower other evidences of Indebtedness issued in evidence of or in exchange for any such Indebtedness, and all other obligations of every nature of the Borrower from time to time and to the Lender under the Loan Documents, including, without limitation, all obligations in respect of payments or prepayments of principal, interest (including any interest accruing subsequent to the commencement of any proceeding against or with respect to the Borrower under any bankruptcy or insolvency law, whether or not the claim for such interest is allowed as a claim in such proceeding), premium, if any, reimbursement obligations, commitment and other fees, indemnities and reimbursements for reasonable costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Lender) incurred in connection with the enforcement of the Loan Documents, and any other amounts payable thereunder in connection therewith.

                 "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                 "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                 "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                 "Properties":  as defined in subsection 3.17.

                 "Proxy Statement": as defined in the recitals hereto and including all exhibits and documents incorporated by reference therein and supplements thereto.

                 "Regulation U": Regulation U of the Board as in effect from time to time.

                 "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                 "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

                 "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                 "Responsible Officer": the chief executive officer and the president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

                 "Roadmaster Stock": the shares of Roadmaster Industries, Inc. ("Roadmaster"), owned and pledged by the Borrower to the Lender pursuant to the Stock Pledge Agreement.

                 "SEC Filings": the filings made by the Borrower, the Guarantor, Orion and Sterling since December 31, 1994 and prior to the Closing Date with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

                 "Security Agreement": the Security Agreement to be executed and delivered by Snapper, substantially in the form of Exhibit G, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Security Documents": the collective reference to the MITI Guarantee, the Mortgage, the Security Agreement, the Stock Pledge Agreement and each other agreement, if any, entered into by a Loan Party securing or guaranteeing repayment of the Obligations or securing any such guarantee.

                 "Senior Debt": in respect of the Indenture between Fuqua Industries, Inc. and Chemical Bank dated August 1, 1987 (as amended, supplemented or otherwise modified from time to time, the "1987 Indenture"), "Senior Debt" (as defined therein); in respect of the Indenture dated as of August 1, 1973 between Fuqua Industries, Inc. and Chemical Bank, as trustee (as amended, supplemented or otherwise modified from time to time, the "1973 Indenture"), "Superior Indebtedness" (as defined therein); in respect of the Indenture dated October 1, 1974 between National Industries, Inc. and First National City Bank, as trustee (as amended, supplemented or otherwise modified from time to time, the "1974 Indenture"), "Senior Indebtedness" (as defined therein); and in respect of the Indenture dated as of March 15, 1977 between Fuqua Industries, Inc. and The Chase Manhattan Bank

         (National Association), as trustee (as amended, supplemented or otherwise modified from time to time, the "1977 Indenture"), "Senior Debt" (as defined therein).

                 "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                 "Snapper": Snapper, Inc., a wholly-owned Subsidiary of the Borrower.

                 "Snapper Indebtedness": Indebtedness of Snapper to the Snapper Lender in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding.

                 "Snapper Lender":  Deutsche Financial Services Corporation.

                 "Stock Pledge Agreement": the Stock Pledge Agreement to be executed and delivered by the Borrower, substantially in the form of Exhibit H, as the same may be amended, supplemented or otherwise modified from time to time.


                 "Subordinated Debt": the Indebtedness of the Borrower pursuant to the 10% Subordinated Debentures due 1999 under the 1974 Indenture, the 6 1/2% Convertible Subordinated Debentures due 2002 under the 1987 Indenture, the 9 7/8% Senior Subordinated Debentures due March 15, 1997 under the 1977 Indenture and the 9 1/2% Subordinated Debentures due August 1, 1998 under the 1973 Indenture.

                 "Subordinated Debt Documents": the collective reference to the 1987 Indenture, the 1973 Indenture, the 1974 Indenture and the 1977 Indenture.

                 "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                 "Termination Date":  October 30, 1996.

                 "Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                 "Type": as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

                 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

                 (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                 (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                 (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                   SECTION 2.  AMOUNT AND TERMS OF COMMITMENT

                 2.1 Commitment. (a) Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans ("Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of the Lender's Commitment. During the Commitment Period the Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                 (b)  The Loans may from time to time be (i) Eurodollar Loans,
(ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Lender in accordance with subsections 2.2 and 2.7, provided that no Loan shall be made as a Eurodollar Loan after the day that is one month or 30 days, respectively, prior to the Termination Date.

                 2.2  Procedure for Borrowing.   The Borrower may borrow under
the Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Lender irrevocable notice (which notice must be received by the Lender prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans, or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $100,000 or a whole multiple thereof (or, if the then Available Commitments are less than $100,000, such lesser amount) and (y) in the case of Eurodollar

Loans, $500,000 or a whole multiple of $100,000 in excess thereof. The Lender will make the amount of each borrowing available for the account of the Borrower at the office of the Lender specified in subsection 8.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower by crediting the account of the Borrower on the books of such office with the amount of the Loans requested by the Borrower.

                 2.3 Commitment Fee. The Borrower agrees to pay to the Lender a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 0.50% of 1% per annum on the average daily amount of the Available Commitment of the Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitment shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                 2.4 Termination or Reduction of Commitment. The Borrower shall have the right, upon not less than five Business Days' notice to the Lender, to terminate the Commitment or, from time to time, to reduce the amount of the Commitment. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Commitment then in effect.

                 2.5 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Lender the then unpaid principal amount of each Loan of such Lender on the Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 7). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.10.

                 (b) The Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to the Lender from time to time under this Agreement.

                 (c) The account of the Lender maintained pursuant to subsection 2.5(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Lender to maintain such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by the Lender in accordance with the terms of this Agreement.

                 (d) The Borrower agrees that, upon the request by the Lender, the Borrower will execute and deliver to the Lender a promissory note of the Borrower evidencing the Loans of the Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "Note").

                 2.6 Optional Prepayments. The Borrower may, at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, upon at least three (or, in the case of ABR Loans only, one Business Day's) Business Days' irrevocable notice to the Lender, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.18.

                 2.7 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans, by giving the Lender at least one Business Day's prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Lender at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Lender has determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date.

                 (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Lender, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Lender has determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

                 2.8 Minimum Amounts and Maximum Number of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche shall be equal to $500,000 or a whole multiple of $100,000 in excess thereof. In no event shall there be more than 10 Tranches outstanding at any time.

                 2.9 Maintenance, of Loan to Value Ratio. If at any time the aggregate principal amount of all outstanding Loans is more than 65% of the Market Value of all Roadmaster Stock, the Borrower shall prepay the Loans so that, after giving effect to such prepayment, the ratio of (x) the aggregate principal amount of all outstanding Loans to (y) the Market Value of all Roadmaster Stock is no more than 65%.

                 2.10 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                 (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

                 (c)  If all or a portion of (i) any principal of any Loan,
(ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (taking into account any applicable grace period) (whether at the stated maturity, by acceleration or otherwise), any such overdue principal, interest, commitment fee or other amount shall bear interest at a rate per annum which is the higher of the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or the ABR plus 3%, from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

                 (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

                 2.11 Computation of Interest and Fees. (a) Commitment fees and, whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Lender shall as soon as practicable notify the Borrower of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Lender shall as soon as practicable notify the Borrower of the effective date of each such change in any interest rate.

                 (b) Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lender in the absence of manifest error. The Lender shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Lender in determining any interest rate pursuant to subsection 2.10(a) or (c).

                 2.12 Inability to Determine Interest Rate. If prior to the first day of any Interest Period the Lender shall have determined (which determination, in the absence of manifest error, shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Lender shall give telecopy or telephonic notice thereof to the Borrower as soon as practicable thereafter.
If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans (provided that prior to 1:00 p.m. on the Business Day preceding the first day of such Interest Period the Borrower may revoke its notice of borrowing, in which case no such Loans shall be made), (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the last day of the Interest Periods therefor, to ABR Loans. Until such notice has been withdrawn by the Lender, which the Lender agrees to do when the circumstances that prompted the delivery of such notice no longer exist, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

                 2.13 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for the Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of the Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) the Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to the Lender such amounts, if any, as may be required pursuant to subsection 2.16.
If circumstances subsequently change so that it is no longer unlawful for the Lender to make or maintain Eurodollar Loans as contemplated hereunder, the Lender will, as soon as reasonably practicable after the Lender becomes aware of such change in circumstances, notify the Borrower and upon receipt of such notice, the obligations of such Lender to make or continue Eurodollar Loans or to convert ABR Loans into Eurodollar Loans shall be reinstated.

                 2.14 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                      (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 2.15 and changes in the rate of tax on the overall net income of the Lender);

                     (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                    (iii)   shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

                 (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time after submission by the Lender to the Borrower of a written request therefor, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction. Notwithstanding any other provision of this subsection 2.14(b), the Lender shall not demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of the Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any.

                 (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                 2.15 Taxes. All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) any taxes imposed upon it by any jurisdiction other than the United States or any political subdivision thereof,
(ii) any taxes imposed by the United States or any political subdivision thereof by means of withholding at the source, if and to the extent that such taxes shall be in effect and shall be applicable on the date hereof, to payments to be made to such Lender and (iii) any net income taxes, including without limitation any branch tax, and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan

Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Lender or under any Note, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender for its own account a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                 2.16 Indemnity. The Borrower agrees to indemnify the Lender and to hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any or any amounts payable under subsection 2.10(c)) over
(ii) the amount of interest (as reasonably determined by the Lender) which would have accrued to the Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                 2.17 Change of Lending Office. The Lender agrees that if it makes any demand for payment under subsection 2.14 or 2.15, or if any adoption or change of the type described in subsection 2.13 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.14 or 2.15, or would eliminate or reduce the effect of any adoption or change described in subsection 2.13.

                   SECTION 3.  REPRESENTATIONS AND WARRANTIES

                 To induce the Lender to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Lender that:

                 3.1 Financial Condition. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1994 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young, copies of which have heretofore been furnished to the Lender, are complete and correct and present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 1995 and the related unaudited consolidated statements of income and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to the Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). [Except as set forth in Schedule 3.1,] neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as contemplated by the Proxy Statement, during the period from December 31, 1994 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at December 31, 1994.

                 3.2 No Change. Except as contemplated by, or disclosed in, the Proxy Statement or any SEC Filing, (a) since December 31, 1994 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from December 31, 1994 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

                 3.3 Existence; Compliance with Law. Each of the Borrower and the other Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) except as set forth on Schedule 3.3 is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified and in good standing could not be reasonably likely to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

                 3.4 Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party other than (i) any filings required in order to perfect and/or insure the priority of Liens created pursuant to the Security Documents, (ii) those the failure to obtain or make could not be reasonably likely to have a Material Adverse Effect and (iii) those which have been obtained and are in full force and effect. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                 3.5 No Legal Bar. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of the other Loan Parties except to the extent such violations could not, in the aggregate, be reasonably expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens (i) created or permitted by the Loan Documents or (ii) which in the aggregate could not reasonably be expected to have a Material Adverse Effect).

                 3.6 No Material Litigation. Except as contemplated by, or disclosed in, the Proxy Statement or any SEC Filing, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of the other Loan Parties or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

                 3.7 No Default. Except as contemplated by, or disclosed in, the Proxy Statement or any SEC Filing, neither the Borrower nor any of the other Loan Parties is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                 3.8 Ownership of Property; Liens. Each of the Borrower and the other Loan Parties has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property (other than Intellectual Property), and none of such property is subject to any Lien except as permitted by subsection 6.2 and except for Liens which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                 3.9 Intellectual Property. The Borrower and each of the other Loan Parties owns, or is licensed to use or otherwise has the right to use, all trademarks, tradenames, copyrights, technology, know-how and processes reasonably necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim which, in either case, could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Borrower and the other Loan Parties does not infringe any valid and enforceable patent, trademark or copyright of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                 3.10 Taxes. Except for any of the following the failure of which to occur could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge which could reasonably be expected to have a Material Adverse Effect.

                 3.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board as now and from time to time hereafter in effect. If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

                 3.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. Except as set forth on Schedule 3.12, no termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Except as set forth on Schedule 3.12, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Except as set forth on Schedule 3.12, neither the Borrower nor any Commonly Controlled Entity has during the past five years had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

                 3.13 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

                 3.14 Subsidiaries. All of the domestic Subsidiaries of the Borrower at the date hereof are listed on Schedule 3.14.

                 3.15 Purpose of Loans. The proceeds of the Loans shall be used by the Borrower for general corporate purposes of the Borrower and its subsidiaries, including the refinancing of the indebtedness of Orion.

                 3.16 Priority of Indebtedness. The Indebtedness of the Borrower hereunder constitutes Senior Debt under the Subordinated Debt Documents.

                 3.17  Environmental Matters.

                 (a) To the best knowledge of the Borrower, except as set forth in the Proxy Statement and the SEC Filings and on Schedule 3.17, the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the

         "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which
         (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

                 (b) To the best knowledge of the Borrower, except as set forth in the Proxy Statement and the SEC Filings and on Schedule 3.17, the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could reasonably be expected to interfere with the continued operation of the Properties in any material respect or impair the fair saleable value thereof in any material respect.

                 (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in a Material Adverse Effect.

                 (d) To the best knowledge of the Borrower, except as set forth in the Proxy Statement and the SEC Filings and on Schedule 3.17, materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could not reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could not reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

                 (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

                 (f) To the best knowledge of the Borrower, except as set forth in the Proxy Statement and the SEC Filings and on Schedule 3.17, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could not reasonably be expected to give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

             3.18 Regulation H. The Mortgage does not encumber improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.


                        SECTION 4.  CONDITIONS PRECEDENT

                 4.1 Conditions to Initial Loans. The agreement of the Lender to make the initial Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

                 (a) Loan Documents. The Lender shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) the Stock Pledge Agreement, executed and delivered by a duly authorized officer of the Borrower, (iii) the MITI Guarantee, executed and delivered by a duly authorized officer of the Guarantor,
         (iv) the Security Agreement, executed and delivered by a duly authorized officer of Snapper, (v) the Mortgage, executed and delivered by a duly authorized officer of Snapper, (vi) the Intercreditor Agreement, executed and delivered by a duly authorized officer of Snapper, the Borrower and the Snapper Lender and (vii) a Note duly completed and executed by a duly authorized officer of the Borrower.

                 (b) Mergers. The Mergers and the financing transactions contemplated by the Proxy Statement to have occurred concurrently with the Mergers shall have been consummated.

                 (c) Closing Certificate. The Lender shall have received a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments, satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                 (d) Corporate Proceedings of Loan Parties. The Lender shall have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of each Loan Party authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party,
         (ii) in the case of the Borrower, the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                 (e) Incumbency Certificates. The Lender shall have received a Certificate of each Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Documents, satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

                 (f) Corporate Documents. The Lender shall have received true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

                 (g) Fees. The Lender shall have received the fees to be received on the Closing Date pursuant to the Commitment Letter dated October 2, 1995 between the Borrower and the Lender.

                 (h) Legal Opinions. The Lender shall have received the executed legal opinion of Long Aldridge & Norman, counsel to the Borrower and Snapper, Rubin Baum Levin Constant & Friedman, counsel to the Guarantor and Paul, Weiss, Rifkind, Wharton & Garrison, special New York counsel to the Loan Parties collectively, covering the matters set forth on Exhibit B which opinions shall cover such other matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require.

                 (i) Pledged Stock; Stock Powers;. The Lender (or, in the case of the Stock of Snapper, an agent of the Lender under the Intercreditor Agreement) shall have received the certificates representing the shares pledged pursuant to the Stock Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. The Lender shall have received the Acknowledgements attached to the Stock Pledge Agreement from the Issuers named therein.

                 (j) Actions to Perfect Liens. The Lender shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Lender, desirable to perfect the Liens created by the Security Documents shall have been or will promptly be completed.

                 (k) Surveys. The Lender shall have received, and the title insurance company issuing the policy referred to in subsection 4.1(l) (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the sites of the property covered by the Mortgage certified to the Lender and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Lender and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Lender and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

                 (l) Title Insurance Policy. The Lender shall have received in respect of each parcel covered by each Mortgage a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Closing Date. Each such policy shall (i) be in an amount satisfactory to the Lender; (ii) be issued at ordinary rates;
         (iii) insure that the Mortgage insured thereby creates a valid second Lien on tract A, B and D and a third Lien on tract C of such parcel free and clear of all defects and encumbrances, except such as may be approved by the Lender; (iv) name the Lender as the insured thereunder; (v) be in the form of ALTA Loan Policy - 10/17/92; (vi) contain such endorsements and affirmative coverage as the Lender may request and (vii) be issued by title companies satisfactory to the Lender (including any such title companies acting as co-insurers or reinsurers, at the option of the Lender). The Lender shall have received evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

                 (m) Flood Insurance. If requested by the Lender, the Lender shall have received (i) a policy of flood insurance which (A) covers any parcel of improved real property which is encumbered by any Mortgage (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the Act, whichever is less, and (C) has a term ending not later than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Company has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System.

                 (n) Copies of Documents. The Lender shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in subsection 4.1(l) and a copy, certified by such parties as the Lender may deem appropriate, of all other documents affecting the property covered by the Mortgage.

                 (o) No Litigation. Except as contemplated by, or disclosed in, the Proxy Statement or any SEC Filing, no litigation, inquiry, injunction or restraining order shall be pending, entered or, to the Borrower's knowledge, threatened against the Borrower or any Subsidiary which, in the reasonable opinion of the Lender, could have a Material Adverse Effect.

                 (p) Approvals. All governmental and third party approvals necessary or advisable in connection with the financing contemplated hereby and the continuing operations of the Borrower and its subsidiaries shall have been obtained and be in full force and effect except where the failure to obtain any such approval could not reasonably be expected to have a Material Adverse Effect.

                 (q) Lien Searches. The Lender shall have received the results of a recent lien search in each of the jurisdictions and offices where assets of the Borrower and Snapper are located or recorded, and such search shall reveal no liens on any of the assets of the Borrower or Snapper except for liens permitted by the Loan Documents.

                 (r) Form FR-1. The Lender shall have received a Form FR-1 executed by the Borrower with respect to the Roadmaster Stock.

                 (s) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

                 4.2 Conditions to Each Loan. The agreement of the Lender to make any Loan requested to be made by it on any date (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

                 (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                 (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                 (c) Outstanding Loans. After giving effect to such Loan, the aggregate principal amount of all outstanding Loans will not exceed 60% of the Market Value of the Roadmaster Stock.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection 4.2 have been satisfied.


                       SECTION 5.  AFFIRMATIVE COVENANTS

                 The Borrower hereby agrees that, so long as the Commitment remains in effect or any amount is owing to the Lender hereunder or under any other Loan Document, the Borrower shall and in the case of delivery of financial information and reports pursuant to subsections 5.1(c) and (d) only, shall cause the Guarantor to:

                 5.1  Financial Statements.  Furnish to each Lender:

                 (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries, as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP, Ernst & Young L.L.P. or other independent certified public accountants of nationally recognized standing;

                 (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

                 (c) as soon as available, but in any event within 90 days after the end of each fiscal year of the Guarantor, the consolidated balance sheets of the Guarantor and its consolidated Subsidiaries, as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows of each of the Guarantor and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP, Ernst & Young L.L.P. or other independent certified public accountants of nationally recognized standing; and

                 (d) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Guarantor, the unaudited consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Guarantor and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by an officer of the Guarantor as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except (i) as approved by such accountants or officer, as the case may be, and disclosed therein and except that the quarterly financial statements provided pursuant to subsection 5.1(b) and (d) shall only be required to include footnotes to the extent such footnotes would be required to be included on Form 10-Q filed with the Securities and Exchange Commission and (ii) the Guarantor accounts for its interest in its foreign Affiliates and foreign Subsidiaries (collectively the "Joint Ventures") by recording its equity interest in the losses of such Joint Ventures based on a three month lag (so that, by way of example only, any reference in the annual financial statements of the Guarantor to the Guarantor's interest in or the results of operations or financial condition or financial statements of the Joint Ventures will reflect the Guarantor's policy of accounting for such Joint Ventures as of and for a period ended three months prior to the date that the Guarantor's annual financial statements have been prepared as of and for, so that such annual financial statements will reflect the period ending on, and twelve months of activity ending on September 30 for such Joint Ventures).

                 5.2  Certificates; Other Information.  Furnish to the Lender:

                 (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                 (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and (b), a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

                 (c) not later than thirty days after the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of reasonable assumptions and that such Responsible Officer has no reason to believe they are incorrect or misleading in any material respect;

                 (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

                 (e) promptly, such additional financial and other information as the Lender may from time to time reasonably request.

                 5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                 5.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as is contemplated by, or described in, the Proxy Statement and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except if (i) in the reasonable business judgment of the Borrower it is in its best economic interest not to preserve and maintain such rights, privileges or franchises, and (ii) such failure to preserve and maintain such rights, privileges or franchises would not, in the aggregate, be reasonably likely to have a Material Adverse Effect; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

                 5.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition (normal wear and tear excepted), except to the extent that the failure to do so with respect to any such property would not individually or in the aggregate to be reasonably likely to have a Material Adverse Effect; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business (or, in lieu of or supplemental to such insurance, adopt such other plan or method of protection, whether by the establishment of an insurance fund or reserve to be held and applied to make good losses from casualties or liabilities, or otherwise, and consistent with sound business practice, as may be determined by the Board of Directors of the Borrower); and furnish to the Lender, upon written request, full information as to the insurance carried.

                 5.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants; provided that the Lender shall notify the Borrower prior to any contact with such accountants and shall give the Borrower the opportunity to participate in such discussions.

                 5.7  Notices.  Promptly give notice to the Lender of:

                 (a)  the occurrence of any Default or Event of Default;

                 (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                 (c) any litigation or proceeding affecting the Borrower in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                 (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                 (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                 5.8 Environmental Laws. (a) Comply with, and use its best efforts to cause compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and use its best efforts to comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

                 (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except, in each case, to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

                 5.9 Registration of Stock of Roadmaster Industries, Inc. Use its reasonable best efforts to cause Roadmaster Industries, Inc. to file, become effective and maintain effective a "shelf" registration statement under the Securities Act of 1933 covering the shares of stock of Roadmaster Industries, Inc. pledged pursuant to the Stock Pledge Agreement.

                         SECTION 6.  NEGATIVE COVENANTS

                 The Borrower hereby agrees that, so long as the Commitment remains in effect or any amount is owing to the Lender hereunder or under any other Loan Document, the Borrower shall not:

                 6.1 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                 (a)  Indebtedness of the Borrower under this Agreement;

                 (b)  Indebtedness of the Borrower to any Subsidiary;

                 (c)  Indebtedness outstanding on the date hereof and listed on
         Schedule 6.1 and any refinancings refundings, renewals or extensions thereof;

                 (d) Indebtedness with respect to any surety bonds required in the ordinary course of business of the Borrower, provided that such Indebtedness shall not at any time exceed $250,000 in the aggregate; and

                 (e) additional Indebtedness (not otherwise permitted hereunder) not exceeding $1,000,000 in aggregate principal amount at any one time outstanding.

                 6.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                 (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                 (b) supplier's, carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                 (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                 (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                 (e) leases, subleases, easements, rights-of-way, encroachments and other survey defects, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

                 (f) Liens in existence on the date hereof listed on Schedule 6.2, securing Indebtedness permitted by subsection 6.1(c) and replacement Liens securing any Indebtedness refinanced as permitted by subsection 6.1(c), provided that no such Lien (or replacement Lien) is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                 (g) Liens (not otherwise permitted hereunder) which secure obligations not exceeding $5,000,000 in aggregate amount at any time outstanding;

                 (h)  Liens created pursuant to the Security Documents;

                 (i) Liens on the Capital Stock of Snapper securing the Snapper Indebtedness;

                 (j) attachment or judgment liens (other than any Liens described in subsection 6.2(k)) individually or in the aggregate not in excess of $1,000,000 (exclusive of (i) any amounts that are duly bonded to the reasonable satisfaction of the Lender or (ii) any amount adequately covered by insurance as to which the insurance company has not disclaimed or disputed in writing its obligations for coverage);

                 (k) any Lien arising pursuant to any order of attachment, distraint or other legal process in connection with court or arbitration proceedings so long as the execution or other enforcement thereof is effectively stayed, the claims secured thereby are being contested in good faith by appropriate proceedings, adequate reserves have been established with respect to such claims in accordance with GAAP and no Event of Default would occur as a result thereof; and

                 (l) Liens incidental to licensing agreements with respect to Intellectual Property in the ordinary course of business.

                 6.3 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                 (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 6.3 and any renewals, extensions or modification thereof;

                 (b) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed $10,000,000 at any one time outstanding; and

                 (c)  the guarantee by the Borrower of the Snapper Indebtedness.

                 6.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation).

                 6.5 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                 (a) the sale, abandonment or other disposition of obsolete or worn out property in the ordinary course of business;

                 (b) the sale or other disposition of any property in the ordinary course of business;

                 (c) transfers constituting advances, loans, extensions of credit, capital contributions, purchases, investments and the like permitted by subsection 6.7;

                 (d) licensing agreements with respect to Intellectual Property in the ordinary course of business; and

                 (e) the transfer of any stock of any Subsidiary pursuant to the merger, consolidation, amalgamation, liquidation or dissolution of such Subsidiary with or into another Subsidiary.

                 6.6 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary.

                 6.7 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

                 (a) extensions of trade credit in the ordinary course of business;

                 (b)  investments in Cash Equivalents;

                 (c) loans to officers of the Borrower listed on Schedule 6.7 in aggregate principal amounts outstanding not to exceed the respective amounts set forth for such officers on said Schedule;

                 (d) loans and advances to officers, directors and other employees of the Borrower or its Subsidiaries for (i) travel and entertainment expenses in the ordinary course of business and (ii) relocation and other similar expenses in an aggregate amount for the Borrower and its Subsidiaries not to exceed $500,000 at any one time outstanding;

                 (e) investments by the Borrower in its Subsidiaries and investments by such Subsidiaries in the Borrower and in other Subsidiaries;

                 (f) loans by the Borrower to its employees in connection with management incentive plans in an aggregate amount not to exceed $500,000;

                 (g) investments, loans and advances in existence on the date hereof, and extensions, renewals, modifications or restatements thereof;

                 (h) if in the reasonable judgment of the Borrower, any customer is deemed to be in a reorganization or unable to make a timely cash payment on Indebtedness of such customer owing to it, the Borrower may invest in securities issued by such customer or any affiliate thereof in lieu of cash payments; provided that the Borrower has paid no new consideration (other than forgiveness of Indebtedness or other obligations) therefor; and

                 (i) so long as after giving effect thereto no Default or Event of Default shall have occurred and be continuing, acquisitions of, or investments in, one or more businesses or lines of business, in an aggregate amount not to exceed $10,000,000 (not including the amount of any common stock of the Borrower issued as consideration for such acquisition or investment) provided such acquisition or investment results in the creation or acquisition of, or is consummated by, a Subsidiary, all of the Capital Stock of which owned by the Borrower is pledged to the Lender to secure the Borrower's obligations hereunder and under the other Loan Documents.

                 6.8 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment on or redemption or purchase of any Indebtedness of the Borrower (other than the Loans), (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of such Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), or (c) amend the subordination provisions of the Subordinated Indebtedness.

                 6.9 Limitation on Transactions with Affiliates. Except as disclosed on Schedule 6.9, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower. as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                 6.10 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower of real or personal property which has been or is to be sold or transferred by the Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

                 6.11 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses which, as contemplated by or disclosed in the Proxy Statement, the Borrower and its Subsidiaries are or will be engaged or which are reasonably related thereto.

                         SECTION 7.  EVENTS OF DEFAULT

                 If any of the following events shall occur and be continuing:

                 (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof and, in the case of any such other amount, the Borrower has received at least two days' notice thereof; or

                 (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                 (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 6,
         Section 5 of the Stock Pledge Agreement, and Section 5 of the Security Agreement; or

                 (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days from the earlier of (i) the date any Responsible Officer obtains or should have obtained knowledge of such default and (ii) the date the Borrower receives notice of such default from the Lender; or

                 (e) The Borrower or Snapper shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, in either case, in an aggregate principal amount in excess of $1,000,000, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created after giving effect to any consent or waivers relating thereto; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable, in either case, in an aggregate principal amount in excess of $1,000,000; or

                 (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                 (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                 (h) One or more judgments or decrees shall be entered against the Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                 (i) (i) Any of the Security Documents shall cease, for any reason (except as permitted under subsection 6.4), to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                 (j) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (other than Metromedia Company, John Kluge, Stuart Subotnick or any of their respective Affiliates or any "group" that includes any of the foregoing) (A) shall have acquired beneficial ownership of 33 1/3% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; " Continuing Directors" shall mean the directors of the Borrower on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors or if such Director is appointed by a majority of the Continuing Directors;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitment shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Lender may, by notice to the Borrower, declare the Commitment to be terminated forthwith, whereupon the Commitment shall immediately terminate; and (ii) the Lender may, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                           SECTION 8.  MISCELLANEOUS

                 8.1 Amendments and Waivers. Neither this Agreement nor any terms hereof may be amended, supplemented or modified except by a written amendment, supplement or modification hereto signed by the Borrower and the Lender. The Lender may, from time to time, waive, on such terms and conditions as the Lender may specify in such instrument, any of the requirements of this Agreement, any Note or the other Loan Documents or any Default or Event of Default and its consequences. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrower, the Lender and all future holders of the Loans. In the case of any waiver, the Borrower and the Lender shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                 8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Lender, or to such other address as may be hereafter notified by the respective parties hereto:

    The Borrower:                 Metromedia International Group, Inc.
                                  945 East Paces Ferry Road
                                  Suite 2210
                                  Atlanta, Georgia 30326
                                  Attention: John D. Philips
                                  Fax: (404) 233-6865

    with a copy to:               Metromedia Company
                                  One Meadowlands Plaza
                                  East Rutherford, New Jersey  07073
                                  Attention: Arnold L. Wadler, Esq.
                                  Fax: (201) 531-2803

                                  Long, Aldridge & Norman
                                  One Peachtree Center
                                  Suite 5300
                                  303 Peachtree Street
                                  Atlanta, Georgia  30308
                                  Attention:  Clay C. Long, Esq.
                                  Fax:  (404) 527-4198

                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, New York  10019
                                  Attention:  James M. Dubin, Esq.
                                  Fax:  (212) 373-2058

    The Lender:                   Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017
                                  Attention: John C. Coffin
                                  Fax:  (212) 270-2625
provided that any notice, request or demand to or upon the Lender pursuant to subsection 2.2, 2.4, 2.6, 2.8, 2.9 or 2.14 shall not be effective until received.

                 8.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 8.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                 8.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Lender for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender, (b) to pay or reimburse the Lender for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Lender, (c) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Lender and its officers, directors, employees, agents and Affiliates harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Merger Agreement, the Mergers or the use of the proceeds of the Loans in connection with the Mergers and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to any Person with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such Person or (ii) legal proceedings commenced against the Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

                 8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                 8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Lender.

                 8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 8.9 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                 8.10 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 8.11 Submission To Jurisdiction; Waivers. (a) The Borrower hereby irrevocably and unconditionally:

                 (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                 (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 8.2 or at such other address of which the Lender shall have been notified pursuant thereto;

                 (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                 (b) Each of the Borrower and the Lender waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                 8.12  Acknowledgements.  The Borrower hereby acknowledges that:

                 (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                 (b) the Lender does not have any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender and the Borrower, in connection herewith or therewith is solely that of debtor and creditor; and

                 (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby between the Borrower and the Lender.

                 8.13 WAIVERS OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                 8.14 Confidentiality. The Lender agrees to keep confidential all non-public information provided to it by the Borrower pursuant to this Agreement and each other Loan Document that is designated by the Borrower in writing as confidential; provided that nothing herein shall prevent the Lender from disclosing any such information (i) to any transferee which agrees to comply with the provisions of this subsection, (ii) to its employees, directors, agents, attorneys, accountants and other professional advisors,
(iii) upon the request or demand of any Governmental Authority having jurisdiction over the Lender, (provided that notice of such request or demand shall be furnished to the Borrower unless such notice is legally prohibited or such Governmental Authority request that such notice not be furnished to the Borrower or such request is in connection with normal oversight activities by such Governmental Authority), (iv) in response to any order of any court or other

Governmental Authority or as may otherwise be required pursuant to any Requirement of Law (provided that notice of such order or requirement shall be furnished to the Borrower unless such notice is legally prohibited or such court or Governmental Authority requests that such notice or requirement not be furnished to the Borrower), (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     METROMEDIA INTERNATIONAL GROUP, INC.
                                     (formerly known as, The Actava Group, Inc.)


                                     By:
                                        ---------------------------------------
                                        Title:


                                     CHEMICAL BANK



                                     By:
                                        ---------------------------------------
                                        Title:

                                                                EXHIBIT A TO
                                                                CREDIT AGREEMENT


                             REVOLVING CREDIT NOTE



$35,000,000.00                                              New York, New York
                                                              November 1, 1995


         FOR VALUE RECEIVED, the undersigned, METROMEDIA INTERNATIONAL GROUP, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CHEMICAL BANK (the "Lender") at its offices, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) THIRTY FIVE MILLION DOLLARS ($35,000,000.00), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.10 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

         This Note (a) is one of the Notes referred to in the Credit Agreement dated as of November 1, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") between the Borrower and the Lender,
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                           METROMEDIA INTERNATIONAL GROUP, INC.



                                           By:
                                               ------------------------------

                                           Name:
                                                 ----------------------------

                                           Title:
                                                  ---------------------------

                                                                EXHIBIT B TO
                                                                CREDIT AGREEMENT
                         OPINION OF COUNSEL TO BORROWER


                                                   November 1, 1995




Chemical Bank
270 Park Avenue
New York, New York  10017

       We have acted as counsel to METROMEDIA INTERNATIONAL GROUP, INC., a Delaware corporation (the "Borrower"), METROMEDIA INTERNATIONAL TELECOMMUNICATIONS, INC. (the "Guarantor") and SNAPPER, INC. ("Snapper", together with the Borrower and the Guarantor, the "Credit Parties") in connection with (a) the Credit Agreement, dated as of November 1, 1995 (the "Credit Agreement") between the Borrower and CHEMICAL BANK (the "Lender"), and
(b) the Note and the other Loan Documents referred to in the Credit Agreement.

       The opinions expressed below are furnished to you pursuant to subsection 4.1(h) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

       In arriving at the opinions expressed below,

       (a) we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of each of (1) the Credit Agreement,
(2) the Note dated the date hereof and (3) the other Loan Documents listed on
Schedule 1 attached hereto (the Credit Agreement, the Note and such other documents being hereinafter referred to collectively as the "Transaction Documents"); and

       (b) we have examined such corporate documents and records of the Credit Parties and such other instruments and certificates of public officials, officers and representatives of the Credit Parties and other Persons as we have deemed necessary or appropriate for the purposes of this opinion.

       In arriving at the opinions expressed below, we have made such investigations of law, in each case as we have deemed appropriate as a basis for such opinions.

       In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that

Chemical Bank                      -2-                         November 1, 1995




we examined and (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

       When our opinions expressed below are stated "to the best of our knowledge," we have made reasonable and diligent investigation of the subject matters of such opinions and have no reason to believe that there exist any facts or other information that would render such opinions incomplete or incorrect.

       Based upon and subject to the foregoing, we are of the opinion that:

       1. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (b) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not, in the aggregate, have a Material Adverse Effect.

       2. Each Credit Party has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under the Transaction Documents to which it is a party and, in the case of the Borrower, to borrow under the Credit Agreement. The Borrower has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Credit Agreement and the other Transaction Documents. Each Credit Party has taken all necessary corporate action to grant the security interests contemplated by the Security Documents to which it is a party and to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. Except for the filings and recordings described on Schedules 2 and 3 attached hereto, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement and the other Transaction Documents or the perfection of the security interests created by the Security Documents.

       3. Each of the Credit Agreement and the other Transaction Documents to which any Credit Party is a party has been duly executed and delivered on behalf of such Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

       4. The execution and delivery of the Credit Agreement and the other Transaction Documents to which each Credit Party is a party, the performance by each Credit Party of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by the Borrower and each of its Subsidiaries with any of the provisions

Chemical Bank                          -3-                    November 1, 1995




thereof, the borrowings under the Credit Agreement and the use of proceeds thereof, all as provided therein, (a) will not violate, or constitute a default under, any Requirement of Law or, to the best of our knowledge, any Contractual Obligations of the Borrower or of any of its Subsidiaries and (b) will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues, except the security interests created pursuant to the Security Documents.

       5. To the best of our knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Agreement or any of the other Transaction Documents, or (b) which could have a Material Adverse Effect.

       6. The Borrower is not (1) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (2) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

       7.(a) The provisions of the Stock Pledge Agreement create in favor of the Lender a legal, valid and enforceable security interest in the Pledged Stock and the Proceeds (as those terms are defined in the Stock Pledge Agreement).

       (b) The actions specified in paragraph 4.1(i) of the Credit Agreement are all the actions necessary to perfect the security interest of the Lender in the Pledged Stock, and the security interest of the Lender in the Pledged Stock is a perfected security interest. Assuming the Lender acquired its interest in the Pledged Stock in good faith and without notice of any adverse claims and that each certificate evidencing shares of Pledged Stock is either in bearer form or registered form, issued or indorsed in the name of Lender or its bailee or in blank, the Lender acquired its security interest in the Pledged Stock free of adverse claims.

       (c) All of the shares of capital stock described on Schedule 1 to the Stock Pledge Agreement have been duly authorized and validly issued, and are fully paid and nonassessable and represent the percentages of the issued and outstanding capital stock of the issuers thereof specified on Schedule 1 to the Stock Pledge Agreement.

       8.(a) The provisions of the Security Agreement create in favor of the Lender a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement).

Chemical Bank                         -4-                      November 1, 1995




       (b) Upon filing of UCC-1 financing statements describing the Collateral granted by Snapper pursuant to the Security Agreement and listing Snapper as debtor and the Lender as secured party in the filing offices listed on Schedule 2, the Lender will have a perfected security interest in that Collateral as to which security interests may be perfected by filing a financing statement under the Georgia UCC.

       9.  The Mortgage:

       (a) constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

       (b)  is in proper form for recording;

       (c)  complies as to form with all existing Requirements of Law;

       (d) creates in favor of the Agent for the ratable benefit of the Lenders a legal, valid and binding lien on the real property and fixtures described in such Mortgage, enforceable as such against Snapper and, when recorded in the applicable office listed on Schedule 3, all other Persons; and

       (e) has been duly and properly recorded in the applicable office listed on Schedule 3 and constitutes a perfected lien on the real property and fixtures described in such Mortgage.

       The facts that (a) the Mortgage secures obligations arising under a revolving line of credit and (b) the Loans may from time to time be repaid in full or in part and reborrowed in accordance with the terms of the Credit Agreement will not result in a subordination of the lien of the Mortgage to any other lien on the real property and fixtures described in such Mortgage or otherwise impair the priority of the lien of such Mortgage.

       Our opinions set forth in paragraphs 3, 7, 8 and 9 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


                                                    Very truly yours,

                                                                      Schedule 1
                             TRANSACTION DOCUMENTS


(1)    Guarantee made by Guarantor in favor of the Lender

(2)    Mortgage by Snapper in favor of the Lender

(3)    Security Agreement executed by Snapper in favor of the Lender

(4)    Stock Pledge Agreement executed by the Borrower in favor of the Lender

                                                                      Schedule 2
                              FINANCING STATEMENTS


           State                                                  Filing Office
           -----                                                  -------------

                                                                      Schedule 3
                              MORTGAGE RECORDINGS


 Description of Mortgage                                        Recording Office
 -----------------------                                        ----------------

                                                                 EXHIBIT C TO
                                                              CREDIT AGREEMENT



                             BORROWING CERTIFICATE


                      METROMEDIA INTERNATIONAL GROUP, INC.

                            (a Delaware corporation)


              Pursuant to subsection 4.1(c) of the Credit Agreement dated as of November 1, 1995 between Metromedia International Group, Inc. (the "Borrower") and Chemical Bank, as lender (the "Lender") (the "Agreement"; terms defined therein being used herein as therein defined), the undersigned _________________________ and Secretary of the Borrower each hereby certifies as follows:

              1. The representations and warranties of the Borrower set forth in the Agreement and each of the other Loan Documents to which the Borrower is a party or which are contained in any certificate, document or financial or other statement furnished by or on behalf of the Borrower, pursuant to or in connection with any Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof except for representations and warranties stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

              2. Exhibit A hereto sets forth all consents or authorizations of, filings with, notices to or other acts by or in respect of, any Governmental Authority or any other Person required in connection with the execution, delivery, performance, validity or enforceability of, or the granting of any security interests under, the Agreement and the other Loan Documents, and such consents, authorizations and filings are in full force and effect;

              3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof and/or the issuance of any Letters of Credit to be issued on the date hereof;

              4.  ________________ is and at all times since __________ __, 199_
       has been, the duly elected and qualified Secretary of the Borrower and the signature set forth on the incumbency certificates for such officer below is such officer's true and genuine signature;

       and the undersigned Secretary of the Borrower hereby certifies as follows:

              5 There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Borrower, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Borrower after the date hereof;

              6 Attached hereto as Exhibit B is a correct and complete copy of the Resolutions of the Board of Directors dated ___ __, 1995, adopted in connection with (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the transactions contemplated by the Loan Documents to which the Borrower is a party; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect;

              7 Attached hereto as Exhibit C is a correct and complete copy of the Articles of Incorporation of the Borrower as in effect at all times since ___ __, 199_ and up to and including the date hereof and such articles have not been amended, repealed, modified or restated; and

              8 Attached hereto as Exhibit D is a correct and complete copy of the bylaws of the Borrower as in effect at all times since ____ __, 199_ and up to and including the date hereof, and such bylaws have not been amended, repealed, modified or restated.

              IN WITNESS WHEREOF, the undersigned have hereunto set our names.




METROMEDIA INTERNATIONAL GROUP, INC.

-----------------------------                    ----------------------------
Name:                                            Name:
Title:                                           Title:  Secretary


Date:  November 1, 1995

                                                                EXHIBIT D TO
                                                                CREDIT AGREEMENT

                                 MITI GUARANTEE


       GUARANTEE, dated as of November 1, 1995, made by METROMEDIA INTERNATIONAL TELECOMMUNICATIONS, INC., a Delaware corporation (the "Guarantor"), in favor of CHEMICAL BANK, as lender (the "Lender") under the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between METROMEDIA INTERNATIONAL GROUP, INC. (the "Borrower") and the Lender.


                              W I T N E S S E T H:


       WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein; and

       WHEREAS, it is a condition precedent to the obligation of the Lender to make its Loans to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Lender; and

       WHEREAS, the Guarantor is a wholly-owned Subsidiary of the Borrower, and it is to the advantage of the Guarantor that the Lender make the Loans to the Borrower;

       NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make its loans to the Borrower under the Credit Agreement, the Guarantor hereby agrees with the Lender, as follows:

       1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

       (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

       (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


       2.  Guarantee.      (a)  Subject to Section 2(d), the Guarantor hereby
unconditionally and irrevocably guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

       (b) The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

       (c) No payment or payments made by the Borrower or any other Person or received or collected by the Lender from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall remain, notwithstanding any such payment or payments, until the Obligations are paid in full and the Commitments are terminated.

       (d) The maximum liability of the Guarantor hereunder shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors.

       3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full and the Commitment is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured.

       4. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Credit Agreement, any Notes, and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

       5. Guarantee Absolute and Unconditional. The Guarantor waives (to the extent permitted by applicable law) any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or the Guarantor, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives (to the extent permitted by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitment shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

       6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

       7. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 270 Park Avenue, New York, New York 10017.

       8. Representations and Warranties. The Guarantor represents and warrants to the Lender that:

       (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

       (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

       (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

       (d) the execution, delivery and performance of this Guarantee by the Guarantor will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor, except for violations which in the aggregate could not reasonably be expected to have a Material Adverse Effect, and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor except as provided in the Security Documents and except for such Liens which in the aggregate could not reasonably be expected to have a Material Adverse Effect;






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                                                                              5




       (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee other than those with respect to which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect;

       (f) Except as contemplated by, or disclosed in, the Proxy Statement or on Schedule 8(f), no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which could reasonably be expected to have a Material Adverse Effect;

       (g) Except as contemplated by, or disclosed in, the Proxy Statement or on Schedule 8(f), since December 31, 1994 there has been no development or event (other than any events or developments caused by or attributable to general economic conditions, political or governmental instability or uncertainty, civil disturbances or unrest, war or other similar acts of force majeure) which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from December 31, 1994 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Guarantor nor has any of the Capital Stock of the Guarantor been redeemed, retired, purchased or otherwise acquired for value by the Guarantor or any of its Subsidiaries;

       (h) Except for any of the following the failure of which to occur could not reasonably be expected to have a Material Adverse Effect, the Guarantor has filed or caused to be filed all tax returns of the Guarantor which, to the knowledge of the Guarantor, are required to be filed by the Guarantor and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Guarantor); no tax Lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge the effect of which could reasonably be expected to have a Material Adverse Effect;

       (i) The consolidated balance sheet of the Guarantor and its consolidated domestic Subsidiaries as at December 31, 1994 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by KPMG Peat Marwick LLP ("KPMG"), copies of which have heretofore been furnished to the Lender by the Borrower, are complete and correct and present fairly in all material respects the consolidated financial condition of the Guarantor and its consolidated domestic Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Guarantor and its consolidated domestic Subsidiaries as at June 30, 1995 and the related unaudited consolidated statements of income and of cash flows for the six-month period ended on such date, copies of which have heretofore been furnished to the Lender, present fairly in all material respects the consolidated financial condition of the Guarantor and its consolidated domestic Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). Except with respect to a "going concern" qualification contained in KPMG's report for the Guarantor's consolidated balance sheet as at December 31, 1994 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date and except that during fiscal year 1994 the Guarantor changed its policy of accounting for its interest in its foreign Affiliates and foreign Subsidiaries (collectively the "Joint Ventures") by recording its equity interest in the losses of such Joint Ventures based on a three month lag (so that, by way of example only, any reference in the annual financial statements of the Guarantor to the Guarantor's interest in or the results of operations or financial condition or financial statements of the Joint Ventures will reflect the Guarantor's policy of accounting for such Joint Ventures as of and for a period ended three months prior to the date that the Guarantor's annual financial statements have been prepared as of and for, so that such annual financial statements will reflect the period ending on, and twelve months of activity ending on September 30 for such Joint Ventures), all such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or an executive officer of the Guarantor , as the case may be, and as disclosed therein). Except as set forth in Schedule 8(i), neither the Guarantor nor any of its consolidated domestic Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, material contingent liability or material liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except (i) as contemplated by, or disclosed in, the Proxy Statement or (ii) as set forth on
Schedule 8(i) hereto or (iii) as reflected in the financial statements referred to in this Section 8(i), during the period from December 31, 1994 to and including the date hereof there has been no sale, transfer or other disposition by the Guarantor or any of its consolidated domestic Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Guarantor and its consolidated domestic Subsidiaries at December 31, 1994.

       The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

       9. Notices. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, three days after being deposited in the mails by certified mail, return






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receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

       (a) if to the Lender, at its address or transmission number for notices provided in subsection 8.2 of the Credit Agreement; and

       (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

       Each of the Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

       10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       11. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

       12. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee for the benefit of the Lender may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

       (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

       (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

       13. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       14. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and their successors and assigns.

       15. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

       IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                           METROMEDIA INTERNATIONAL
                                           TELECOMMUNICATIONS, INC.


                                           By:
                                               ----------------------------
                                           Title:
                                                  -------------------------

                                           Address for Notices:

                                           41 West Putnam Avenue
                                           Greenwich, Connecticut 06830
                                           Attention:   Mr. Richard J. Sherwin
                                                        President
                                           Fax:  (203) 862-8356

                                           With a copy to:

                                           Rubin Baum Levin Constant & Friedman
                                           30 Rockefeller Plaza
                                           29th Floor
                                           New York, New York  10112
                                           Attention:  Barry A. Adelman, Esq.
                                           Fax:  (212) 698-7825

                                                                EXHIBIT G TO
                                                                CREDIT AGREEMENT

                                PLEDGE AGREEMENT


              PLEDGE AGREEMENT, dated as of November 1, 1995, made by METROMEDIA INTERNATIONAL GROUP, INC., a Delaware corporation (the "Borrower") in favor of Chemical Bank, as lender (the "Lender") under the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") between the Borrower and the Lender.


                              W I T N E S S E T H:


       WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein; and

       WHEREAS, the Borrower is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuers (as hereinafter defined); and

       WHEREAS, it is a condition precedent to the obligation of the Lender to make its Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Pledge Agreement to the Lender;

              NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make its respective Loans under the Credit Agreement, the Borrower hereby agrees with the Lender as follows:

       1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

       (b)  The following terms shall have the following meanings:

       "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

       "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

       "Collateral":  the Pledged Stock and all Proceeds.

       "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Lender (or, in the case of Snapper Stock, the Snapper Lender, as agent of, and bailee for, the Lender).

       "Issuers":  the collective reference to the companies identified on
Schedule 1 attached hereto as the issuers of the Pledged Stock; individually, each an "Issuer."

       "Pledged Stock": the shares of capital stock listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Borrower in respect of the Pledged Stock while this Agreement is in effect.

       "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

       "Registration Rights Agreement": the Registration Rights Agreement dated as of December 6, 1994 between the Borrower and Roadmaster Industries, Inc., as amended, supplemented or otherwise modified from time to time.

       "Roadmaster Collateral":  the Roadmaster Stock and all proceeds thereof.

       "Roadmaster Shareholders' Agreement": the Shareholders Agreement dated as of December 6, 1994 between the Borrower and Roadmaster Industries, Inc., as amended, supplemented or otherwise modified from time to time.

       "Roadmaster Stock":  Pledged Stock issued by Roadmaster Industries, Inc.

       "Securities Act":  the Securities Act of 1933, as amended.

       "Snapper Collateral":  the Snapper Stock and all proceeds thereof.

       "Snapper Stock":  Pledged Stock issued by Snapper, Inc.

       (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

       (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

       2. Pledge; Grant of Security Interest. The Borrower hereby delivers to the Lender (or, the Snapper Lender, as agent of, and bailee for, the Lender, in the case of the Snapper Stock) all the Pledged Stock and hereby grants to the Lender, a security interest in the

Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

       3. Stock Powers. Concurrently with the delivery to the Lender or the Snapper Lender, as the case may be, of each certificate representing one or more shares of Pledged Stock, the Borrower shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower with, if the Lender or the Snapper Lender, as the case may be, so requests, signature guaranteed.

       4. Representations and Warranties. The Borrower represents and warrants that:

       (a) As of November 1, 1995, the shares of Snapper Stock constituted all the issued and outstanding shares of all classes of the capital stock of Snapper, Inc. and the shares of Roadmaster Stock constituted approximately 38.5% of the issued and outstanding shares of the common stock of Roadmaster Industries, Inc.

       (b) All the shares of the Snapper Stock and, to the best of the Borrower's knowledge, all the shares of Roadmaster Stock, have been duly and validly issued and are fully paid and nonassessable.

       (c) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens except
(i) the security interest created by this Agreement, (ii) the security interest of the Snapper Lender in the Snapper Stock and (iii) Liens on the Roadmaster Stock pursuant to the Registration Rights Agreement and the Roadmaster Shareholders' Agreement.

       (d) Upon delivery to the Lender or the Snapper Lender, as the case may be, of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

       (e) The Lender and its successors and assigns (including purchasers of the Roadmaster Stock) following the foreclosure, sale or other exercise of remedies will be entitled to the benefits, if any, of the Registration Rights Agreement (provided that the Lender or each of its successors and assigns or such purchaser individually acquires at least 1,000,000 shares of Borrower's Roadmaster Stock pursuant to Section 2.12 of the Registration Rights Agreement and provided further, that Lender or its successors or assigns or such purchasers do not acquire such shares in a registered public offering or pursuant to Rule 144 under the Securities Act).

       5. Covenants. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

       (a) If the Borrower shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Lender or, as the case may be, the Snapper Lender and hold the same in trust for the Lender and deliver the same forthwith to the Lender (or, in the case Snapper Stock, to the Snapper Lender as agent of, and bailee for, the Lender) in the exact form received, duly indorsed by the Borrower, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. To the extent resulting from a sale or disposition of assets not permitted by Section 6.4 or 6.5 of the Credit Agreement, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Lender (or, in the case of Snapper Stock, to the Snapper Lender as agent of, and bailee for, the Lender) to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender (or, in the case of Snapper Stock, to the Snapper Lender, as agent of, and bailee for, the Lender) to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Lender (or, in the case of Snapper Stock, to the Snapper Lender, as agent of, and bailee for, the Lender), hold such money or property in trust for the Lender or, as the case may be, the Snapper Lender, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

       (b) Without the prior written consent of the Lender, the Borrower will not (1) vote to enable, or take any other action to permit, Snapper to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, except to the extent permitted pursuant by subsection 6.4 or 6.5 of the Credit Agreement, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or, in the case of the Snapper Stock, the Snapper

Lender or Liens on the Roadmaster Stock pursuant to the Registration Rights Agreement and the Roadmaster Shareholders' Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Borrower or the Lender to sell, assign or transfer any of the Collateral, except for (i) the credit agreement or any security agreement with the Snapper Lender, (ii) the Roadmaster Shareholders' Agreement and (iii) the Loan Documents.

       (c) Except as permitted by subsection 6.4 or 6.5 of the Credit Agreement, the Borrower shall maintain the security interest created by this Agreement as a perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender or, in the case of the Snapper Stock, the Snapper Lender as agent of, and bailee for, the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

       (d) The Borrower shall pay, and save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

       6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Borrower shall be permitted to receive all cash dividends in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would result in any violation of any provision of the Credit Agreement, the Note, this Agreement or any other Loan Document.

       7. Rights of the Lender. (a) All money Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account. All Proceeds while held by the Lender or, the Snapper Lender, as the case may be, in a Collateral Account (or by the Borrower in trust for the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

       (b) If an Event of Default shall occur and be continuing, (1) the Lender shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations then due and payable, subject to the provisions of Section 4 of the Intercreditor Agreement in such order as the Lender may determine, and (2) subject to the Intercreditor Agreement, all shares of the Pledged Stock may, at the Lender's election, be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Lender of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

       8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account held by it in payment of the Obligations then due and payable subject to the provisions of Section 4 of the Intercreditor Agreement in such order as the Lender may elect.

       (b) If an Event of Default shall have occurred and be continuing, the Lender may, subject to the Intercreditor Agreement, exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Lender, to the payment in whole or in part of the Obligations subject to the provisions of Section 4 of the Intercreditor Agreement, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

       9. Registration Rights; Private Sales. (a) If the Lender shall determine to exercise its right to sell any or all of the Snapper Stock pursuant to Section 8 hereof, and if in the opinion of the Lender it is necessary or advisable to have the Snapper Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will use its reasonable best efforts thereof to (1) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Snapper Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Snapper Stock, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

       (b) The Borrower recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

       (c) The Borrower further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this
Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses (to the extent permitted by law) against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

       10. Irrevocable Authorization and Instruction to Issuer. The Borrower hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each Issuer shall be fully protected in so complying.

       11. Lender's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent of the Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Lender's own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

       (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a) provided, however, that nothing herein shall constitute a waiver by the Borrower of any claim for breach of contract, gross negligence or willful misconduct by or of said attorneys. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

       12. Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person.

       13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Lender to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. The Lender agrees to provide the Borrower with a copy of any such financing statement so filed.

       14. Termination; Release of Certain Pledged Stock. (a) At such time as the Obligations have been paid and performed in full and the Commitment terminated, the Collateral shall be released from the liens created by this Agreement, and this Agreement and the security interest created by this Agreement and all obligations of the Lender and the Borrower hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. Upon request of the Borrower following any such termination, the Lender will deliver (at the sole cost and expense of the Borrower) to the Borrower any Collateral held by the Lender hereunder, and execute and deliver (at the sole cost of the Borrower) to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

       (b) Upon the request of the Borrower, the Lender shall execute and deliver to the Borrower, at the Borrower's sole cost and expense, any releases, certificated, stock powers or other documents reasonably necessary for the release of the security interest granted hereby on any Pledged Stock sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

       15. Notices. All notices, requests and demands to or upon the Lender or the Borrower to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, three days after being deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Lender or the Borrower at its address or transmission number for notices provided in subsection 8.2 of the Credit Agreement. The Lender and the Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

       16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, provided that any provision of this Agreement for the benefit of the Lender may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

       (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

       (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

       18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

       20. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

       IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                            METROMEDIA INTERNATIONAL GROUP, INC.



                                            By
                                               ---------------------------------
                                            Title
                                                 ------------------------------

                          ACKNOWLEDGEMENT AND CONSENT


       The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated November 1, 1995, made by Metromedia International Group, Inc. for the benefit of Chemical Bank, as Lender (the "Pledge Agreement"). The undersigned agrees for the benefit of the Lender as follows:

       1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

       2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

       3. The terms of the first sentence of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement; provided the undersigned shall have no obligation to register any Roadmaster Stock except in accordance with the terms of the Registration Rights Agreement.


                                               ROADMASTER INDUSTRIES, INC.



                                              By
                                                 ----------------------------
                                              Title
                                                    -------------------------

                                              Address for Notices:

                                              -------------------------------

                                              -------------------------------

                                              Telex:
                                                     ------------------------
                                              Fax:
                                                   --------------------------

                          ACKNOWLEDGEMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated November 1, 1995, made by Metromedia International Group, Inc. for the benefit of Chemical Bank, as Lender (the "Pledge Agreement"). The undersigned agrees for the benefit of the Lender as follows:

     4. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     5. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

     6. The terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                                   SNAPPER, INC.



                                                   By
                                                      -----------------------
                                                   Title
                                                         --------------------

                                                   Address for Notices:

                                                   --------------------------

                                                   --------------------------

                                                   Telex:
                                                         --------------------
                                                   Fax:
                                                        ---------------------

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT
                          DESCRIPTION OF PLEDGED STOCK


                                                                       Stock Certificate
               Issuer                        Class of Stock                   No.            No. of Shares
       ---------------------------           --------------           ------------------     -------------
       Snapper, Inc.                             Common                       2                     1,0000

       Roadmaster Industries, Inc.               Common                  C10624                 19,169,000

                                                                EXHIBIT H TO
                                                                CREDIT AGREEMENT

                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of November 1, 1995, made by SNAPPER, INC., a Georgia corporation (the "Pledgor"), in favor of CHEMICAL BANK as Lender (the "Lender") under the Credit Agreement, dated as of the date hereof, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between Metromedia International Group, Inc., a Delaware corporation (the "Borrower") and the Lender.


                              W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein; and

     WHEREAS, it is a condition precedent to the obligation of the Lender to make its Loans to the Borrower under the Credit Agreement that the Pledgor shall have executed and delivered this Security Agreement to the Lender; and

     WHEREAS, the Pledgor is the wholly-owned Subsidiary of the Borrower, and it is to the advantage of the Pledgor that the Lender make the Loans to the Borrower;

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make its Loans to the Borrower, the Pledgor hereby agrees with the Lender as follows:

     1.  Defined Terms.

     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds.

     (b)  The following terms shall have the following meanings:

          "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral":  as defined in Section 2.

          "Collateral Account": any collateral account established by the Lender as provided in subsection 6.2 or subsection 8.2.

          "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1.

          "Patent License": all agreements, whether written or oral, providing for the grant by or to the Pledgor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1.

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     Schedule 2, and (b) all renewals thereof.

          "Trademark License" means any agreement, written or oral, providing for the grant by or to the Pledgor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 2.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.  Guarantee.
     2.1  Guarantee of Obligations.  Subject to the provisions of subsections
2.2 and 2.3 below, the Pledgor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     2.2 Nonrecourse. Anything herein or in any other Loan Document to the contrary notwithstanding, the Pledgor shall have no personal liability for payment of the Obligations, and in any action or suit to collect the Obligations the Lender shall not seek any in personam judgment against the Pledgor or any judgment for a deficiency but shall look solely to the security interests hereunder and the collateral described herein and in the Mortgage for payment of the Obligations. It being understood that the guarantee contained in this Section 2 is a limited-recourse obligation of the Pledgor and that in no event shall the maximum liability of the Pledgor hereunder and under the Loan Documents exceed the amount equal to the proceeds realized by the Lender upon any sale or other realization of the Collateral pledged pursuant to (and defined in) this Agreement and the Mortgage. Nothing contained in this Section shall be construed to impair the validity of the Obligations or any of the Security Documents to which the Pledgor is a party or to affect or impair in any way the right of the Lender to exercise its rights and remedies under the Credit Agreement and any other Loan Documents in accordance with their terms.

     2.3 Limitation of Liability. The maximum liability of the Pledgor hereunder shall in no event exceed the amount which can be guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

     3. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby grants to the Lender a security interest in all of the following property, to the extent of the Pledgor's interest therein, now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Documents;

     (d) all Equipment (except for any leased Equipment for which the lease does not permit the Pledgor to grant a security interest in, or otherwise assign, the Pledgor's interest thereunder);

     (e) all General Intangibles (to the extent that, with respect to any General Intangible, a security interest therein may be granted hereunder in favor of, and the Pledgor's interest therein may be collaterally assigned to, the Lender without the prior consent of any third party);

     (f)  all Instruments;

     (g)  all Inventory;

     (h)  all Patents;

     (i)  all Patent Licenses;

     (j)  all Trademarks;

     (k)  all Trademark Licenses;

     (l)  all books and records pertaining to the Collateral; and

     (m) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

     4. Representations and Warranties. The Pledgor hereby represents and warrants that:

     4.1 Power and Authority. The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to this Agreement.

     4.2 Title; No Other Liens. Except for (i) the security interest granted to the Lender pursuant to this Agreement, (ii) the security interest granted to the Snapper Lender pursuant to the Finance and Security Agreement, dated as of October 23, 1992, between Deutsche Financial Services Corporation (formerly ITT Commercial Finance Corp.) and The Actava Group Inc. (formerly Fuqua Industries, Inc.), as amended to date, Deed to Secure Debt between The Actava Group Inc. (formerly Fuqua Industries. Inc.) and Deutsche Financial Services Corporation (formerly ITT Commercial Finance Corp.), dated as of January 18, 1993, filed January 21, 1993 and recorded at Deed Book 1574, page 15, Henry County, Georgia Records, to secure an original principal indebtedness not to exceed $100,000,000.00, as amended to date, the Cash Pledge Agreement between Snapper and the Snapper Lender dated as of November 1, 1995, the Lockbox Agreement, dated October 22, 1992, among Snapper, a division of Fuqua Industries, Inc., Nationsbank, N.A., and Deustch Financial Services Corporation, as assigned to Snapper, and the Notice of Grant of Collateral Security Interests in Patents, Trademarks and Copyrights made by Snapper in favor of the Snapper Lender, dated as of November 1, 1995 (collectively, the "Snapper Credit Agreement") and (iii) the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement and the Snapper Credit Agreement, the Pledgor owns, or is a licensee with respect to, each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed (i) in favor of the Lender pursuant to this Agreement, (ii) in favor of the Snapper Lender pursuant to the Snapper Credit Agreement ("Senior Liens") or (iii) as are permitted pursuant to the Credit Agreement.

     4.3 Enforceable Obligation; Perfected Security Interests. This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable as such against all creditors of and purchasers from the Pledgor (except purchasers of Inventory in the ordinary course of business) in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The security interests granted pursuant to this Agreement (a) upon timely consummation of the filings and other required actions set forth on Schedule 3 hereto, will constitute perfected security interests on the Collateral in favor of the Lender as collateral security for the Obligations (except with respect to cash Proceeds and cash Collateral held by the Snapper Lender to the extent determined not to be in the dominion and control of the Lender) and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Senior Liens and Liens permitted to exist pursuant to the Credit Agreement. For purposes of this Section 4.3, "timely" with respect to fillings in the United States Patent and Trademark Office shall be defined consistently with the provisions of
Section 1060 of 15 U.S.C. and Section 261 of 35 U.S.C.

     4.4 No Violation. The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except the security interests created hereby.

     4.5 No Consents Required. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority except for (i) filing of UCC financing statements and (ii) filings with the United States Patent and Trademark Office, each as described in Schedule 3 and no consent of any other Person, other than the Senior Lender (which has been duly given) (including, without limitation, any stockholder or creditor of the






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Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     4.6 No Litigation. Except as contemplated by, or disclosed in, the Proxy Statement or any SEC Filing, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     4.7 Inventory and Equipment. The Inventory (other than consigned Inventory) and the Equipment are kept at the locations listed on Schedule 4 hereto, as said Schedule 4 may be amended or supplemented from time to time upon 30 days' prior written notice by the Pledgor to the Lender.

     4.8 Chief Executive Office. The Pledgor's name is as set forth with its signature hereto and the Pledgor's chief executive office is located at 535 Macon Road McDonough, Henry County, Georgia 30253, which name and location may be changed upon 60 days' prior written notice by the Pledgor to the Lender.

     4.9 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

     5. Covenants. The Pledgor covenants and agrees with the Lender that, from and after the date of this Agreement until this Agreement is terminated and the security interest created hereby are released:

     5.1 Maintenance of Property. The Pledgor will keep the Equipment and Inventory in good working order and condition.

     5.2 Inspection of Property; Books and Records; Discussions. The Pledgor will keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to the Collateral. The Pledgor will permit representatives of the Lender to visit and inspect any of the Pledgor's properties where any of the Collateral or any of the Pledgor's books and records relating to the Collateral are located and to inspect the Collateral and to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the condition and operation of the Collateral with officers and employees of the Pledgor and with its independent certified public accountants; provided that the Lender shall notify the Borrower prior to any contact with such accountants and shall give the Borrower the opportunity to participate in such discussions.

     5.3 Maintenance of Insurance. (a) The Pledgor will maintain, with financially sound and reputable companies, insurance policies (1) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the






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Lender and (2) insuring the Pledgor and the Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender, with losses payable to the Pledgor, and the Lender as their respective interests may appear; provided that in lieu of or supplemental to any such insurance, the Pledgor may adopt such other plan or method of protection, whether by the establishment of an insurance fund or reserve to be held and applied to make good losses, casualties or liabilities or otherwise, and consistent with sound business practices as may be determined by the Board of Directors of the Pledgor.

     (b) All such insurance shall (1) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof,
(2) name the Lender as an insured party, (3) include a breach of warranty clause and (4) be reasonably satisfactory in all other respects to the Lender.

     (c) Upon request of the Lender, the Pledgor shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance.

     5.4 Payment of Obligations. The Pledgor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Pledgor and such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein.

     5.5  Limitation on Dispositions and Liens; Further Documentation.  (a)
The Pledgor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted by the Snapper Credit Agreement or Section 6.4 or 6.5 of the Credit Agreement and except for (1) sales of Inventory in the ordinary course of its business and
(2) so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of business of items of Equipment which have become worn out or obsolete or which are otherwise no longer useful in the conduct of its business.

      (b) The Pledgor will not create, incur or permit to exist any Lien or claim on or to the Collateral, other than the Senior Liens, the security interests created hereby and other than as permitted pursuant to the Credit Agreement or the Snapper Credit Agreement, will maintain the security interest created by this Agreement as a perfected security interest having the priority described in subsection 4.3 and will defend such security interest against claims and demands of all Persons whomsoever.






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     (c)  At any time and from time to time, upon the written request of the
Lender, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     5.6 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral (other than a receivable from any Subsidiary) in excess of $50,000) shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender or the Snapper Lender as agent of, and bailee for, the Lender, duly indorsed in a manner satisfactory to the Lender or the Snapper Lender, as the case may be, to be held as Collateral pursuant to this Agreement.

     5.7  Changes in Locations, Name, etc.  The Pledgor will not:

     (a) permit any of the Inventory (other than consigned Inventory) or Equipment to be kept at a location other than those listed on Schedule 4 (unless such Inventory or Equipment is conveyed, sold, leased, transferred, assigned or otherwise disposed of as permitted by this Agreement or Snapper Credit Agreement); or

     (b) change the location of its chief executive office from that specified in subsection 4.8 without, in either case, giving the Lender 60 days' prior written notice of such change; or

     (c) change its name, identity or corporate structure (other than pursuant to Section 6.4 or 6.5 of the Credit Agreement), provided that in connection therewith the Pledgor shall have executed such UCC financing statements and other documents as the Lender may reasonably request to evidence the Lender's security interest hereunder to such an extent that any financing statement filed by the Lender in connection with this Agreement would become seriously misleading, unless it shall have given the Lender at least 60 days' prior written notice of such change.

     5.8 Further Identification of Collateral. The Pledgor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

     5.9 Notices. The Pledgor will advise the Lender promptly, in reasonable detail, at their respective addresses for notices provided for in the Credit Agreement, of:






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     (a) any Lien (other than the Senior Liens, security interests created hereby or Liens permitted under the Credit Agreement or the Snapper Credit Agreement) on any of the Collateral; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     5.10 Indemnification. The Pledgor agrees to pay, and to save the Lender harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) with respect to the execution, delivery, enforcement, performance and administration of this Agreement ("indemnified liabilities"), provided that the Pledgor shall have no obligation hereunder to the Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Lender or (ii) legal proceedings commenced against the Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable under the Credit Agreement and the other Loan Documents.

     6.  Provisions Relating to Receivables.

     6.1 Pledgor Remains Liable under Receivables. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Receivable pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.2 Collections on Receivables. (a) The Lender hereby authorizes the Pledgor to collect the Receivables, subject to the Lender's direction and control, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by the Pledgor, (1) shall, subject to the Intercreditor Agreement, be forthwith (and, in any event, within two Business Days) deposited by the Pledgor in the exact form received, duly indorsed by the Pledgor to the Lender or the Snapper Lender as agent for, and bailee of, the Lender, if

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required, in a Collateral Account maintained under the sole dominion and control of the Lender or the Snapper Lender as agent for, and bailee of, the Lender, subject to withdrawal by the Lender (or the Snapper Lender (as, the case may be), only as provided in subsection 8.3, and (2) until so turned over, shall be held by the Pledgor in trust for the Lender, segregated from other funds of the Pledgor.

     (b) Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Lender's request, the Pledgor shall deliver to the Lender or the Snapper Lender as agent for, and bailee of, the Lender, all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts, but only to the extent that the Pledgor is required to do so under the Snapper Credit Agreement.

     6.3 Representations and Warranties. (a) No amount payable to the Pledgor under or in connection with any Receivable in excess of $50,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

     (b) None of the obligors on any Receivable is a Governmental Authority, except for Receivables representing, in the aggregate at any time, less than 5% of all Receivables;

     (c) The amounts represented by the Pledgor to the Lender from time to time as owing to the Pledgor in respect of the Receivables will at such time be the correct amount actually owing to the Pledgor in respect of the Receivables, except to the extent that appropriate reserves with respect to the uncollectibility therefor have been established in the books of the Pledgor in accordance with GAAP.

     6.4 Covenants. (a) Other than in the ordinary course of business consistent with its past practice, or as permitted under the Snapper Credit Agreement the Pledgor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable.

     (b) The Pledgor will deliver to the Lender a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

     7.  Provisions Relating to Patents and Trademarks.

     7.1 Representations and Warranties. (1) Schedule 1 includes all material Patents and Patent Licenses owned by the Pledgor in its own name, or to which the Pledgor is a party, on the date hereof.

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     (b)  Schedule 2 includes all material Trademarks and Trademark Licenses owned by the Pledgor in its own name, or to which the Pledgor is a party, on the date hereof.

     (c) To the best of the Pledgor's knowledge, each material Patent and each registered Trademark is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

     (d) Except as set forth in either Schedule 1 or Schedule 2, none of such material Patents and Trademarks is on the date hereof the subject of any licensing or franchise agreement.

     (e) No holding, decision or judgment has been rendered by any Governmental Authority which would be reasonably likely to limit, cancel or question the validity of any material Patent or Trademark in any respect that could reasonably be expected to have a Material Adverse Effect.

     (f) No action or proceeding is pending on the date hereof (1) seeking to limit, cancel or question the validity of any material Patent or Trademark, or
(2) which would be reasonably likely to have a Material Adverse Effect.

     7.2  Covenants.

     (a) Except as permitted in the Snapper Credit Agreement and except with respect to any Trademark that the Pledgor shall reasonably determine is of insignificant economic benefit to it, the Pledgor (either itself or through licensees) will (1) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such material Trademark sufficient to maintain the validity of such Trademark, (3) employ such Trademark with the appropriate notice of registration or trademark, as applicable, (4) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (5) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

     (b) Except as permitted by the Snapper Credit Agreement, the Pledgor will not do any act, or knowingly omit to do any act, whereby any material Patent may become abandoned or dedicated.

     (c) The Pledgor will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any






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proceeding in the United States Patent and Trademark Office or any court or tribunal in any country), other than non- final determinations of such offices or court, regarding the Pledgor's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

     (d) Whenever the Pledgor, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Pledgor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Pledgor shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may reasonably request to evidence the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of the Pledgor relating thereto or represented thereby.

     (e) Except with respect to any Patent or Trademark which Pledgor shall reasonably determine is of insignificant economic benefit to it, the Pledgor will take all reasonable and necessary steps as it deems appropriate under the circumstances, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to use its best efforts to obtain the relevant registration) and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (f) In the event that any material Patent or Trademark included in the Collateral is infringed, misappropriated or, in the case of any material Trademark, diluted by a third party in any material respect, the Pledgor shall take such actions as the Pledgor shall reasonably deem appropriate under the circumstances to protect such material Patent or Trademark, including, when the Pledgor in its business judgment deems it appropriate bringing a suit for infringement, misappropriation or dilution, seeking injunctive relief and seeking recover any and all damages for such infringement, misappropriation or dilution. The Pledgor may discontinue or settle any such suit or other action if the Pledgor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.

     8.  Remedies.

     8.1 Notice to Obligors. Except as provided in the Intercreditor Agreement, upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Pledgor shall notify obligors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender or the Snapper Lender, as agent of and bailee for, the Lender.

     8.2 Proceeds to be Turned Over To Lender. In addition to the rights of the Lender specified in subsection 6.3 with respect to payments of Receivables, if an Event of Default






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shall occur and be continuing all Proceeds received by the Pledgor consisting of cash, checks and other near-cash items shall, except as provided in the Intercreditor Agreement, be held by the Pledgor in trust for the Lender, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Lender or the Snapper Lender, as agent of and bailee for, the Lender, in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Lender or the Snapper Lender, as the case may be, if required) and held by the Lender or the Snapper Lender, as agent of and bailee for, the Lender in a Collateral Account maintained under the sole dominion and control of the Lender or the Snapper Lender, as the case may be. All Proceeds while held by the Lender in a Collateral Account (or by the Pledgor in trust for the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection 8.3.

     8.3 Application of Proceeds. At such intervals as may be agreed upon by the Pledgor and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations subject to Section 4 of the Intercreditor Agreement in such order as the Lender may elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitment shall have expired or otherwise been terminated shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive the same.

     8.4 Code Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgor further agrees (subject to Intercreditor Agreement, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Pledgor's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all






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reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations in such order as the Lender may elect, subject to Section 4 of the Intercreditor Agreement, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. In exercising any rights or remedies under this Section 8.4, the Lender shall not terminate or adversely affect the rights of the holders of any licenses or sublicenses granted by the Pledgor, except in accordance with the terms of such licenses or agreements.

     9. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by the Lender, or the receipt of any amounts by the Lender with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or against any other collateral security held by the Lender for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Borrower in respect of payments made by the Pledgor in connection with this Agreement, or amounts realized by the Lender in connection with the Collateral, until all amounts owing to the Lender on account of the Obligations are paid in full and the Commitments shall have expired or otherwise terminated. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Lender, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Lender in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Lender, if required) to be applied against the Obligations whether matured or unmatured, in such order as the Lender may determine subject to Section 4 of the Intercreditor Agreement.

     10.  Amendments, etc. with respect to the Obligations; Waiver of Rights.

     10.1 Amendments and Waivers. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of the Borrower or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time






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to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Lender, and the Credit Agreement, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto.
The Pledgor waives (to the extent permitted by applicable law) any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Agreement; the Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Borrower and the Pledgor, on the one hand, and the Lender, on the other, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against the Pledgor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Pledgor or the Collateral.

     10.2. Limitation of Liability. Anything herein and any other Loan Document to the contrary notwithstanding, the maximum amount which the Lender is permitted to realize hereunder and under the Mortgage shall in no event exceed the amount which can be guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

     11. Lender's Appointment as Attorney-in-Fact; Lender's Performance of Pledgor's Obligations.

     11.1 Powers. The Pledgor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the






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                                                                              16




foregoing, the Pledgor hereby gives the Lender the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following:

          (a) in the case of any Receivable, at any time when the authority of the Pledgor to collect the Receivable has been curtailed or terminated pursuant to subsection 6.3(a), or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

          (b) in the case of any Patent or Trademark, execute and deliver any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's and the Lenders' security interest in such Patent or Trademark and the goodwill and general intangibles of the Pledgor relating thereto or represented thereby;

          (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (d)  execute, in connection with the sale provided for in subsection
     9.4 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (e) upon the occurrence and during the continuance of any Event of Default and subject to the last sentence of Section 8.4 hereof (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (7) assign any Patent or Trademark (along with the goodwill of the business to which any such Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

          Anything in this subsection to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this subsection unless an Event of Default shall have occurred and be continuing.

     11.2 Performance by Lender of Pledgor's Obligations. If the Pledgor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     11.3 Pledgor's Reimbursement Obligation. The reasonable expenses of the Lender incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Lender to the date reimbursed by the Pledgor, shall be payable by the Pledgor to the Lender on demand.

     11.4 Ratification; Power Coupled With An Interest. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof, provided, however, that nothing herein shall constitute a waiver by the Pledgor of any claim for breach of contract, gross negligence or willful misconduct by or of said attorneys. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     12. Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Lender to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. The Lender agrees to provide the Pledgor with a copy of any such financing statement so filed.

     14. Release of Collateral and Termination. (a) At such time as the Obligations have been paid and performed in full and the Commitment terminated, the Collateral shall be released from the Liens created by this Agreement and this Agreement and the security interests created thereby and all obligations of the Lender and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. Upon request of the Pledgor following any such termination, the Lender will deliver (at the sole cost and expense of the Pledgor) to the Pledgor any Collateral held by the Lender hereunder, and execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Pledgor in a transaction permitted by the Credit Agreement or the Snapper Credit Agreement, then the Lender shall, upon the Pledgor's request, execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents reasonably necessary for the release of the Liens created hereby on such Collateral.

     15. Notices. All notices, requests and demands to or upon the Lender or the Pledgor to be effective shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (1) in the case of delivery by hand, when delivered, (2) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (3) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, in each case addressed as follows or to such other address as may be hereafter notified by the respective parties hereto:

          (a) if to the Lender, at its address or transmission number for notices specified in subsection 8.2 of the Credit Agreement; and

          (b) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

          The Lender and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. Integration. This Agreement represents the agreement of the Pledgor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

     18.  Amendments in Writing; No Waiver; Cumulative Remedies.

     18.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Lender, provided that any provision of this Agreement imposing obligations on the Pledgor may be waived by the Lender in a written instrument (including by facsimile transmission) executed by the Lender.

     18.2 No Waiver by Course of Conduct. The Lender shall not by any act (except by a written instrument pursuant to subsection 18.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

     18.3 Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     19. Section Headings. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Lender and its successors and assigns.

     21. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                       SNAPPER, INC.



                                       By:
                                           ----------------------------------
                                           Title:

                                           Address:  535 Macon Road
                                                     McDonough, Georgia  30253
                                           Fax:      404-957-7981

                                                                      Schedule 1
                          PATENTS AND PATENT LICENSES

                                                                      Schedule 2
                       TRADEMARKS AND TRADEMARK LICENSES

                                                                      Schedule 3
                           FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                        Uniform Commercial Code Filings


         [List each office where a financing statement is to be filed]





                          Patent and Trademark Filings


                               [List all filings]





                                 Other Actions


                      [Describe other actions to be taken]

                                                                      Schedule 4
                            INVENTORY AND EQUIPMENT


                   Item                              Location
                   ----                              --------